                                                                    EXHIBIT 10.2


                               AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT


          This Amendment No. 1 (this "Amendment") to the Registration Rights Agreement dated as of March 30, 2001 (the "Registration Rights Agreement") among Daleen Technologies, Inc. a Delaware corporation (the "Company"), the Purchasers signatory thereto (each a "Purchaser" and collectively, the "Purchasers"), and Robertson Stephens, Inc., a Pennsylvania corporation (the "Placement Agent"), made effective as of this __ day of May, 2003 (the "Effective Date"), is entered into by and among (i) the Company, and (ii) the Purchasers signatory hereto.

                                    RECITALS

          A. The Company, the Placement Agent, and the Purchasers entered into the Registration Rights Agreement in connection with the purchase by the Purchasers of securities issued by the Company.

          B. Subsequent to entering into the Registration Rights Agreement, the Placement Agent ceased doing business and is no longer in existence.

          C. Pursuant to Section 2.a. of the Registration Rights Agreement, the Company filed a Registration Statement on Form S-3 (Registration Statement No. 333-60884) which was declared effective by the Securities and Exchange Commission (the "SEC") in September 2001 and which remains effective as of the date hereof (such Registration Statement, as amended at the time declared effective by the SEC is referred to herein as the "S-3 Registration Statement"), registering the resale from time to time pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), of up to an aggregate of 56,192,841 shares of the Company's Common Stock by the selling shareholders (including the Purchasers pursuant to the Registration Rights Agreement) identified and in such amounts, as provided in the S-3 Registration Statement under the heading "Selling Stockholders."

          D. Section 10 of the Registration Rights Agreement provides that such agreement may be amended by the holders of at least two-thirds (2/3) of the Registrable Securities.

          E. The Company's Common Stock was delisted from the Nasdaq Small Cap Market effective with the commencement of trading on December 31, 2002 (the "Delisting"), and since such time the Company's Common Stock has been quoted on the Over-the-Counter Bulletin Board.

          F. As a result of the Delisting, the Company is no longer permitted to satisfy its obligation to amend the S-3 Registration Statement from time to time by incorporating by reference into the prospectus of such S-3 Registration Statement all documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          G. As a further result of the Delisting, it would be highly impracticable, and an inefficient use of the Company's financial and other resources, for the Company to make the required filings with the SEC of post-effective amendments to the S-3 Registration Statement as would be necessary to continue to keep such S-3 Registration Statement updated and effective.

         H. As soon as practicable following the Effective Date, the Company intends to take any and all necessary actions to deregister the Common Stock registered for sale from time to time under the S-3 Registration Statement, including but not limited to the filing of a post-effective amendment to the S-3 Registration Statement for such purpose.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

          1. Section 2.d. of the Registration Rights Agreement shall be amended and restated in its entirety as follows:

                    2.d. Ineligibility for Form S-3. In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form that is reasonably acceptable to the holders of a majority of the Registrable Securities (with the holders of Series F Preferred Stock and/or Warrants consenting on an as converted and as exercised basis) and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, however, the Company shall not be required to file a Registration Statement pursuant to Rule 415 or any successor rule providing for the offering of securities on a continuous or delayed basis on any form that does not provide for incorporation by reference into the prospectus of such Registration Statement of all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the termination of the offering.

          2. The first paragraph of Section 4. of the Registration Rights Agreement shall be amended and restated in its entirety as follows:

                    4. Company Obligations. Subject to Section 4.q., at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:




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

          3. There shall be a new Section 4.q. added to the Registration Rights Agreement as follows:

                    4.q. With respect to any Registration Statement providing for the offering of securities on a continuous or delayed basis under Rule 415 or any successor rule, the Company shall not be obligated under any provision of this Registration Rights Agreement, to (i) file any Registration Statement, (ii) amend any Registration Statement (including the filing of any pre-effective or post-effective amendment), or (iii) otherwise keep any Registration Statement effective, at any time that it is no longer eligible to keep such Registration Statement effective (including any post-effective amendment) through the use of a form providing for incorporation by reference into the prospectus of such Registration Statement of all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering.

          4. Section 11.b. of the Registration Rights Agreement shall be amended as follows solely with respect to the address and facsimile number for communications to be provided to the Company under the Registration Rights
Agreement:

                If to the Company:

                DALEEN TECHNOLOGIES, INC.
                902 Clint Moore Road
                Suite 230
                Boca Raton, FL  33487
                Facsimile No.:  (561) 999-8003
                Attn:  General Counsel

                With copies to:

                KIRKPATRICK & LOCKHART LLP
                Henry W. Oliver Building
                535 Smithfield Street
                Pittsburgh, PA  15222-2312
                Facsimile No.:   (412) 355-6501
                Attn:   Robert P. Zinn, Esq.

          5. Waiver. Each Purchaser hereby acknowledges and consents to the taking by the Company of any and all actions for the purpose of deregistering the Common Stock registered for sale under the S-3 Registration Statement, and hereby waives any and all rights that it may have solely with respect to such S-3 Registration Statement under the Registration Rights Agreement.




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

          6. Effectiveness. Pursuant to and in accordance with Section 10 of the Registration Rights Agreement, this Amendment shall become effective, and shall be binding upon all Purchasers, as of the Effective Date, upon the execution and delivery to the Company of signatures to this Amendment by holders of at least two-thirds (2/3) of the Registrable Securities.

          7. Counterparts. This Amendment may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the Company shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

          8. Definitions. Capitalized terms used in this Amendment but not otherwise defined shall have the respective meanings set forth in the Registration Rights Agreement.

          9. No Other Waiver or Amendment. This Amendment shall not, except as expressly set forth above, serve to waive, supplement, amend or otherwise modify the Registration Rights Agreement, which Registration Rights Agreement shall remain in full force and effect as amended hereby.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [SIGNATURE PAGES FOLLOW]



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

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


                                       COMPANY:

                                       DALEEN TECHNOLOGIES, INC.


                                       By: /s/ Gordon Quick
                                           -------------------------------------

                                       Name:  Gordon Quick

                                       Title: President and Chief Executive
                                              Officer



                   [PURCHASERS' SIGNATURES BEGIN ON NEXT PAGE]




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
                                       PURCHASERS:

                                       HARBOURVEST PARTNERS VI -
                                       DIRECT FUND L.P.

                                       By:   HVP VI - DIRECT ASSOCIATES, L.L.C.
                                       Its:  General Partner

                                       By:   HARBOURVEST PARTNERS, LLC
                                       Its:  General Partner


                                       By: /s/ John Begg
                                           Managing Director



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       SAIC VENTURE CAPITAL CORPORATION


                                       By: /s/ Kevin A. Werner
                                           -------------------------------------
                                       Name: Kevin A. Werner

                                       Title: President



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       ST. PAUL VENTURE CAPITAL VI, LLC

                                       By:    SPVC MANAGEMENT VI, LLC
                                       Its:   Managing Member


                                       By: /s/ Fredric R. Boswell
                                           -------------------------------------
                                       Name: Fredric R. Boswell

                                       Title: Managing Director



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       ABS VENTURES IV, L.P.

                                       By:  CALVERT CAPITAL, LLC
                                       Its: General Partner


                                       By: /s/ Bruns Grayson
                                           -------------------------------------
                                       Name: Bruns Grayson

                                       Title: Managing Member



                                       ABX FUND, L.P.

                                       By:  CALVERT CAPITAL II, LLC
                                       Its: General Partner


                                       By: /s/ Bruns Grayson
                                           -------------------------------------
                                       Name: Bruns Grayson

                                       Title: Managing Member





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